UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) March 27, 2006

                            SMART TRUCK SYSTEMS, INC
                            ------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                     333-128107              34-2001531
-------------------------------------------------------------------------------
(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


    22101 Alessandro Boulevard Moreno Valley,                      92553
                    California
--------------------------------------------------------------------------------
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code    (951) 653-5955
                                                   --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS

Effective March 27, 2006 the Registrant accepted the resignations of Kosti Shirvanian and Koran Shaginian from their positions as a members of the Registrant's Board of Directors.

The written communication received from Mr. Kosti Shirvanian and Mr. Khoren Shaginian are filed as exhibits to this Current Report on Form 8-K.

The Registrant has provided Mr. Shirvanian with a copy of this Current Report prior to the filing thereof and informed him that he has the opportunity to provide the Registrant with correspondence stating whether he agrees or disagrees with the disclosure contained in this Current Report which the Registrant would also file such correspondence as an exhibit to this Current Report or an amendment thereto.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.



(a) Financial Statements NA

(b) Pro Forma Financial Statements: NA

(c) Exhibits

         17.5     Correspondence of Mr. Shirvanian dated March 27, 2006.

         17.6     Correspondence of Mr. Shaginian dated March 27, 2006.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of May 2006


                            SMART TRUCK SYSTEMS, INC.



                            By: /s/ Robert L. Cashman
                                ---------------------
                                Robert L. Cashman
                                    President